                                                                   EXHIBIT 23(a)



                            [LETTERHEAD OF KPMG LLP]


                              ACCOUNTANTS' CONSENT




The Board of Directors
Hawaiian Electric Industries, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our Firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Honolulu, Hawaii
February 28, 2001